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Exhibit 23

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in Registration Statement No. 333-69516 on Form S-3 and Nos. 33-61035, 33-39873, 333-87228, and 333-88419 on Form S-8 of Cascade Natural Gas Corporation of our report dated November 8, 2002, appearing in this Annual Report on Form 10-K of Cascade Natural Gas Corporation.

DELOITTE & TOUCHE LLP

Seattle, Washington
December 20, 2002

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  Exhibit 23
INDEPENDENT AUDITORS' CONSENT